                          Prospectus dated May 1, 2003

                                for interests in
                      John Hancock Variable Life Account U

                       Interests are made available under

                          ANNUAL PREMIUM VARIABLE LIFE

          a scheduled premium variable life insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")
The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

-----------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION:                           UNDERLYING FUND MANAGED BY:
 EQUITY OPTIONS:
  Large Cap Growth ................................    Independence Investment LLC
  Growth & Income .................................    Independence Investment LLC and Putnam Investment
                                                        Management, LLC
  Fundamental Value                                    Wellington Management Company, LLP
  International Equity Index                           Independence Investment LLC
  Real Estate Equity                                   RREEF America LLC and Van Kampen (a registered trade
                                                        name of Morgan Stanley Investment Management Inc.)
 BALANCED OPTIONS:
  Managed .........................................    Independence Investment LLC and Capital Guardian
                                                        Trust Company
 BOND & MONEY MARKET OPTIONS:
  Active Bond                                          John Hancock Advisers, LLC
  Money Market                                         Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------

                            * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS




This prospectus is arranged in the following way:



   . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.



   . Behind the Summary of Benefits and Risks section is a section called "Fee
     Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page 6.



   . Behind the Fee Tables section is a section called "Detailed Information."
     This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page 9.



   . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page 26.



   . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.



After this prospectus ends, the prospectuses for the Series Funds begin. See page 11 of this prospectus for a brief description of the Series Funds.

                         SUMMARY OF BENEFITS AND RISKS


THE NATURE OF THE POLICY

  This prospectus describes three types of policies being offered by JHVLICO: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All policies may be issued on insured persons between ages of 0 and 75. Discounts are available to insured persons meeting non-smoking underwriting criteria.

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments".

SUMMARY OF POLICY BENEFITS

Death Benefit

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

  When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed on page 15.

Surrender of the Policy

  You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness. This is called your "surrender value". You must return your policy when you request a surrender.

  If you have not taken a loan on your policy, the "cash value" of your policy (assuming you take all dividend payments in cash) will, on any given date, be equal to:

   . the amount you invested,

   . plus or minus the investment experience of the investment options you've chosen,

   . minus all charges we deduct, and

   . minus all partial surrenders you have made.

  If you take a loan on your policy, your cash value will be computed somewhat differently. This is discussed beginning on page 17.

Partial Surrender

  A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

Policy Loans

  You may borrow from your policy at any time after the first policy year by completing the appropriate form. The minimum amount of each loan is $100. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your cash value.

Optional Benefit Riders

  When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

  The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

SUMMARY OF POLICY RISKS

Lapse Risk

  If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. To reinstate the policy, you must make the required premium payments and satisfying certain other conditions.

Investment Risk

  As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Transfer Risk

  There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the frequency of transfers you can make.

Tax Risks

  In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

  There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

  This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, only one entry shows the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

  The first table below describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer account value between investment options.

-------------------------------------------------------------------------------
                              TRANSACTION FEES
-------------------------------------------------------------------------------
        CHARGE            WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
-------------------------------------------------------------------------------
 PREMIUM SALES CHARGE    Upon payment of premium      9% of the basic annual
                                                      premium
-------------------------------------------------------------------------------
 PREMIUM TAX CHARGE      Upon payment of premium      2.5% of each premium
                                                      paid
-------------------------------------------------------------------------------
 MAXIMUM ADJUSTMENTS     Upon payment of premium      For monthly premiums,
 FOR PREMIUM PAYMENT                                  0.0027 times annual
 FREQUENCY                                            premium
                                                      For quarterly premiums,
                                                      0.0100 times annual
                                                      premium
                                                      For semi-annual
                                                      premiums, 0.0015 times
                                                      annual premium
-------------------------------------------------------------------------------
 ANNUAL ADMINISTRATIVE   Upon payment of premium      $50
 CHARGE                  once in each policy year
-------------------------------------------------------------------------------
 MAXIMUM CHARGE FOR      Upon payment of premium      $79.91 per $1,000 of
 EXTRA INSURANCE RISK                                 Initial Sum Insured
-------------------------------------------------------------------------------
 ADDITIONAL FIRST YEAR   Upon payment of premium      $13 per $1,000 of
 ADMINISTRATIVE CHARGE   in first policy year         Initial Sum Insured for
                                                      Variable Whole Life
                                                      Policy
                                                      $7 per $1,000 of Initial
                                                      Sum Insured for Variable
                                                      Whole Life P50 Policy
                                                      $4 per $1,000 of Initial
                                                      Sum Insured for Variable
                                                      Whole Life 100 Policy
-------------------------------------------------------------------------------
 MAXIMUM RISK CHARGE*    Upon payment of premium      $4.82 per $1,000 of
                                                      Initial Sum Insured
-------------------------------------------------------------------------------
 MAXIMUM DEDUCTION FOR   Upon payment of premium      $27.02 per $1,000 of
 DIVIDENDS**                                          Initial Sum Insured
-------------------------------------------------------------------------------

  * The risk charge varies by the issue age of the insured person. The charge shown is for a policy issued to cover a 75 year old. This charge is imbedded in the base premium.

  ** This charge varies by the issue age of the insured person and the length of time the policy has been in effect. The charge shown is for a policy issued to cover a 75 year old that is in its eighth policy year. This charge is imbedded in the base premium.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. The charges shown in the first table are deducted from your policy assets. The second table is devoted only to optional rider benefits. The charges shown in the rider table are, in fact, premiums that must be paid with premiums for the base policy.

-----------------------------------------------------------------------------------------------------
                    PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
                                                                     AMOUNT DEDUCTED
                                                 ----------------------------------------------------
         CHARGE          WHEN CHARGE IS DEDUCTED     GUARANTEED RATE         CURRENT RATE
 ----------------------------------------------------------------------------------------------------
 INSURANCE CHARGE:*
 MINIMUM CHARGE......   Monthly                  $0.06 per $1,000 of AAR     $0.06 per $1,000 of AAR
 MAXIMUM CHARGE......   Monthly                  $83.33 per $1,000 of AAR    $83.33 per $1,000 of AAR
 CHARGE FOR
 REPRESENTATIVE
 INSURED PERSON......   Monthly                  $0.40 per $1,000 of AAR     $0.40 per $1,000 of AAR
-----------------------------------------------------------------------------------------------------
 M&E CHARGE**           Daily                   .00137% of assets            .00137% of assets
-----------------------------------------------------------------------------------------------------

 * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 10 year old female preferred non-tobacco underwriting risk. The "maximum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 99 year old male substandard tobacco underwriting risk. This includes the so-called "extra mortality charge." The "representative insured person" referred to in the table is a 45 year old male preferred non-tobacco underwriting risk. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

 ** The effective annual rate equivalents of the actual unrounded daily rates charged are .50% and .50%, respectively.

--------------------------------------------------------------------------------
                               RIDER CHARGES*
-------------------------------------------------------------------------------
        CHARGE           WHEN CHARGE IS PAID    MAXIMUM AMOUNT OF ANNUAL CHARGE
-------------------------------------------------------------------------------
 DISABILITY BENEFIT -    Paid with, and in       $2.29 per $1,000 Initial Sum
 WAIVER OF PREMIUMS      addition to, base       Insured
 RIDER                   premium
-------------------------------------------------------------------------------
 FIXED ACCIDENTAL        Paid with, and in       $1.14 per $1,000 of ADB
 DEATH BENEFIT RIDER     addition to, base       coverage
                         premium
-------------------------------------------------------------------------------
 CHILDREN'S INSURANCE    Paid with, and in       $6.00 per $1,000 of Rider
 BENEFIT RIDER           addition to, base       coverage, regardless of
                         premium                 number of children
-------------------------------------------------------------------------------
 APPLICANT'S WAIVER OF   Paid with, and in       $2.63 per $1,000 of premiums
 PREMIUMS BENEFIT        addition to, base       waived
                         premium
-------------------------------------------------------------------------------
 INDETERMINATE PREMIUM   Paid with, and in       $97.76 per $1,000 of YRT
 YRT RIDER ON INSURED    addition to, base       coverage
 AND/OR SPOUSE           premium
-------------------------------------------------------------------------------
 INITIAL TERM            Paid with, and in       $5.89 per $1,000 of Initial
 INSURANCE RIDER         addition to, base       Term Amount
                         premium
-------------------------------------------------------------------------------

 * "Charges" for each of the riders shown above are, in fact, premiums to be paid in addition to premiums on the base policy. They are not deductions from policy values. Each charge shown is the maximum that can be assessed.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses.

--------------------------------------------------------------------------
     TOTAL ANNUAL FUND OPERATING EXPENSES       MINIMUM        MAXIMUM
--------------------------------------------------------------------------
 RANGE OF EXPENSES WITHOUT TAKING ACCOUNT OF     0.32%         1.07%
 CERTAIN REIMBURSEMENT ARRANGEMENTS
--------------------------------------------------------------------------
 RANGE OF EXPENSES AFTER TAKING ACCOUNT OF       0.28%         1.07%*
 CERTAIN REIMBURSEMENT ARRANGEMENTS
--------------------------------------------------------------------------

 * Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. The following table lists the JHVST funds that are underlying funds of this prospectus and that are subject to such reimbursement agreements.

The next table describes fund level fees and expenses for each of the funds. More detail concerning each fund's fees and expenses is contained in the prospectus for the Series Fund.

---------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL FUND                     TOTAL FUND
                                            DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                               INVESTMENT        AND           EXPENSES         EXPENSES                       EXPENSES
                               MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
          FUND NAME                FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
--------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE SERIES
 TRUST I (NOTE 1):
--------------------------------------------------------------------------------------------------------------------------
Large Cap Growth.............    0.79%           N/A             0.08%           0.87%          0.00%           0.87%
--------------------------------------------------------------------------------------------------------------------------
Growth & Income..............    0.67%           N/A             0.08%           0.75%          0.00%           0.75%
--------------------------------------------------------------------------------------------------------------------------
Fundamental Value............    0.77%           N/A             0.08%           0.85%          0.00%           0.85%
--------------------------------------------------------------------------------------------------------------------------
International Equity Index...    0.18%           N/A             0.28%           0.46%          0.18%           0.28%
--------------------------------------------------------------------------------------------------------------------------
Real Estate Equity...........    0.98%           N/A             0.09%           1.07%          0.00%           1.07%
--------------------------------------------------------------------------------------------------------------------------
Managed......................    0.68%           N/A             0.08%           0.76%          0.00%           0.76%
--------------------------------------------------------------------------------------------------------------------------
Active Bond..................    0.61%           N/A             0.08%           0.69%          0.00%           0.69%
--------------------------------------------------------------------------------------------------------------------------
Money Market.................    0.25%           N/A             0.07%           0.32%          0.00%           0.32%
--------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreement with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth fund are calculated as if the current management fee schedule, which applies to this fund effective October 1, 2002, was in effect for all of 2002.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages 3 through 5.

CONTENTS OF THIS SECTION                                                         BEGINNING ON PAGE
Description of JHVLICO ......................................................           11
Description of John Hancock Variable Life Account U .........................           11
Description of the Underlying Fund ..........................................           11
 Voting privileges that you will have .......................................           12
 Changes we can make to the Series Fund or the Account.......................           12
Premiums ....................................................................           13
 Premium Payments............................................................           13
 Ways to pay premiums........................................................           13
 Payment period and frequency................................................           13
 Processing premium payments.................................................           13
Lapse and reinstatement......................................................           14
The Death Benefit............................................................           15
 Guaranteed minimum death benefit............................................           15
 Variable Sum Insured........................................................           15
 Limitations on payment of death benefit.....................................           15
The Cash Value ..............................................................           15
 Annual Dividends............................................................           15
 Commencement of investment performance......................................           16
 Allocation of future premium payments ......................................           16
 Transfers of existing cash value ...........................................           16
 Limitation on number of investment options..................................           16
Surrender and Partial Withdrawal.............................................           17
 Full surrender..............................................................           17
 Partial Surrender...........................................................           17
Policy loans ................................................................           17
 Repayment of policy loans...................................................           17
 Effects of policy loans.....................................................           17
Description of Charges at the Policy Level...................................           18
 Deductions from premium payments............................................           18
 Deductions from Account assets..............................................           18
 Additional information about how certain policy charges work................           19
 Other charges we could impose in the future.................................           19
Description of Charges at the Fund Level.....................................           19
Other Policy Benefits, Rights and Limitations................................           19
 Optional benefit riders you can add.........................................           19
 Variations in policy terms..................................................           20

CONTENTS OF THIS SECTION                                                 BEGINNING ON PAGE
 Changes that we can make as to your policy..................................    20
 The owner of the policy.....................................................    20
 Policy Cancellation Right...................................................    21
 Reports that you will receive...............................................    21
 Assigning your policy.......................................................    21
 When we pay policy proceeds.................................................    21
 How you communicate with us.................................................    22
Tax considerations...........................................................    23
 Policy proceeds.............................................................    23
 Other policy distributions..................................................    23
 Diversification rules and ownership of the Account..........................    24
 Corporate and H.R. 10 plans.................................................    24
Legal matters................................................................    25
Financial Statements Reference...............................................    25
Registration statement filed with the SEC....................................    25
Accounting and actuarial experts.............................................    25

DESCRIPTION OF JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2002, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF JOHN HANCOCK VARIABLE LIFE ACCOUNT U

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

DESCRIPTION OF THE UNDERLYING FUND

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of the John Hancock Variable Series Trust I, ("the Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds".

     The fund manager shown on page 1 for any given fund is the entity that actually manages the fund's assets. The investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors.

     The Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is the prospectus for the

Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Fund. We will vote the shares of each of the funds of the Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to the Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

PREMIUMS

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments".

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life ." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

      . by wire or by exchange from another insurance company,

      . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

      . if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Payment period and frequency.

     Premiums are payable annually or more frequently over the insured person's lifetime in accordance with our published rules and rates. Premiums are payable on or before the due date specified in the policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured person dies.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

      . The tax problem resolves itself prior to the date the refund is to be made; or

      . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

LAPSE AND REINSTATEMENT

     If you don't pay a premium when due, you will have a 31 day "grace period" to make that payment. If you don't pay the premium by the end of the grace period, your policy will terminate (i.e., lapse). All coverage under the policy will then cease. Even if the policy terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period, unless the surrender value has been paid or otherwise exhausted, or the period of any extended term coverage (discussed below) has expired. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a prescribed amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the insured person dies during the grace period, we will deduct any unpaid premium from the death benefit, prorated to the end of the month of the insured person's death.

     Prior to the end of the business day immediately preceding the 70th day after the beginning of the grace period, any policy values available (as determined in accordance with the policy) may be applied as of the beginning of the grace period under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured person commencing at the beginning of the grace period.

     Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the variable investment options. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the policy, with the insurance coverage continuing for as long a period as the available policy values will purchase.

     For example, using a Variable Whole Life P50 Policy (Age 25 years Male-Smoker) and a 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of policy year 5, the insurance coverage provided by the options on lapse would be as follows:

          Variable or Fixed
          Paid-Up Whole Life                Fixed Extended Term Insurance
          ------------------                -----------------------------
            Death Benefit              Death Benefit     Term in Years and Days
            -------------              -------------     ----------------------
                                or
               $10,427                    $62,736          12 years 331 days

     If no option has been elected before the end of the business day immediately preceding the 70th day after the beginning of the grace period, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured person is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

     If the insured person dies after the grace period but before the end of the business day immediately preceding the 70th day after the beginning of the grace period and prior to any election, and if the policy is then in force, we will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the policy.

     A policy continued under any option may be surrendered for its cash value while the insured person is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

THE DEATH BENEFIT

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Sum Insured."

     When the insured person dies, we will pay the death benefit minus any indebtedness. The death benefit will be an amount equal to the greater of the guaranteed minimum death benefit and the Variable Sum Insured on the date of death of the insured person. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter varies, as discussed below.

Guaranteed minimum death benefit

     The guaranteed minimum death benefit is equal to the Initial Sum Insured on the date of issue of the policy. We guarantee that, regardless of what your variable investment options earn, the death benefit will never be less than the guaranteed minimum death benefit.

Variable Sum Insured

     After the first policy month, the Variable Sum Insured is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a business day.) The Variable Sum Insured remains level during the policy month following the determination.

     Changes in the Variable Sum Insured for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each business day and the policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Variable Sum Insured.

     The Variable Sum Insured would increase on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2%, the Variable Sum Insured would be reduced. The percentage change in the Variable Sum Insured is not the same as the Account Net Investment Rate, however.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

THE CASH VALUE

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest (your so-called "net premium") in the investment options you've elected. We invest an amount equal to each net premium for your policy on the date of issue and on each premium due date thereafter, even if we actually receive your corresponding premium payment before or after that date.

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your cash value. We describe these charges under "Description of Charges at the Policy Level" on page 18.

Annual Dividends

     These policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which we annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the policy anniversary beginning not later than the end of the second policy year for the Variable

Whole Life 100 Policy and not later than the end of the third policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

    Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a policy is surrendered before dividends become payable, you do not benefit from having a participating policy.

    Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

    Dividend illustrations published at the time of issue of a policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

    Each year our actuaries analyze the current and recent past experience and compare it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuaries then determine what dividends can be equitably apportioned to each Policy class and make a recommendation to our Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

    You may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

Commencement of investment performance

    Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

    All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

    At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers of not less than 10% for any option and must total 100%.

Transfers of existing cash value

    You may also transfer your existing cash value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. You may not make more than six transfers in each policy year. A confirmation of each transfer will be sent to you.

Limitation on number of investment options

    Whether through the allocation of premium or through the transfer of existing cash value, you can never be invested in more than five investment options at any one time.

SURRENDER AND PARTIAL WITHDRAWAL

Full surrender

    You may surrender your policy in full at any time for its "surrender value." You must return your policy when you request a full surrender. The surrender value will be the policy cash value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

Partial Surrender

    A policy may be partially surrendered in accordance with our rules. The policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of policy. The premium and the guaranteed minimum death benefit for the policy will be based on the new Initial Sum Insured.

POLICY LOANS

    You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is what we call your "Loan Value." The Loan Value will be 90% of the total of the policy cash value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. However, if you elect the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in your state, interest accrues and is compounded daily at an effective annual rate of 8%.

    The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. You may repay all or a portion of any indebtedness while the insured person is living and premiums are being duly paid. Any loan is charged against the variable investment options in proportion to the policy cash value allocated to the variable investment options and, upon repayment, the repayment is allocated to the variable investment options in proportion to the outstanding indebtedness in each variable investment option at such time.

    We determine the Variable Loan Interest Rate annually. The Fixed Loan Interest Rate is 8% for the life of the policy. At the time of issue, you can elect which loan interest rate will apply to any policy loan. If permitted by the law of the state in which the policy is issued, you may change a prior choice of loan interest rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next policy anniversary.

    The Variable Loan Interest Rate determined annually for a policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

    The amount of the loan deducted from the investment options is placed in a special loan account. This special loan account will earn interest at an effective annual rate that is not more than 2% below the interest rate we are then charging on the loan (assuming no taxes).

Repayment of policy loans

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

    The cash value, the surrender value, and the death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

    The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the policy proceeds become payable.

    Whenever the outstanding indebtedness equals or exceeds the policy's cash value (plus any cash values under a dividend option providing paid-up insurance), the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 23).

DESCRIPTION OF CHARGES AT THE POLICY LEVEL

Deductions from premium payments

 . Premium tax charge - A charge to cover expected state premium taxes we must pay, on average. This charge is 2.5% of each premium.

 . Adjustment for premium payment frequency - If you select a premium payment mode other than annual (so that we receive your premiums over the course of the year, rather than all at the beginning), there will be less value in your policy to support it during the course of the year. To compensate for the risk to us that this creates, the rate we set for each non-annual premium includes an additional amount that we retain, rather than crediting it to your policy.

 . Annual administrative charge - A charge of $50 in each policy year to help defray our annual administrative expenses.

 . Charge for extra insurance risk - The amount of premiums we may require may include an additional component if the insured person presents particular mortality risks. We retain these additional amounts to compensate us for that risk.

 . Optional benefits charge - The amount of premiums we require is increased by an additional component to cover any optional rider benefits you choose for your policy. We retain such additional amounts to compensate us for the obligations we assume under the rider(s).

 . Premium sales charge - A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured person, based on the 1980 Commissioners Standard Ordinary Mortality Table. (The basic annual premium is the annual premium less the premiums for any optional rider benefits, additional charges for extra mortality risks and the $50 annual administrative charge.) The charge during the first two policy years shall not exceed 30% of the basic annual premium paid during the first policy year plus 10% of the basic annual premium paid for the second policy year. Charges of 10% or less are made for later policy year.

 . Additional first year administrative charge - A charge in the first policy year at the rate of $13 per $1,000 of the Initial Sum Insured (as shown in the policy) for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the policy.

 . Risk charge - A charge necessary to cover the risk we assumed that the Variable Sum Insured will be less than the guaranteed minimum death benefit. This charge will vary by age of the insured person but averages approximately 3% of the basic annual premium.

 . Deduction for dividends - A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the policy. This deduction will vary by age of the insured person and duration of the policy but is expected to average approximately 5-9% of the basic annual premium.

Deductions from Account assets

 . Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates will never be more than those based on the 1980 Commissioners Standard Ordinary Mortality Tables. Cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.)

 . M &E charge - A daily charge for mortality and expense risks we assume. This charge is deducted from the variable investment options. The current charge is at an effective annual rate of .50% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .50%.

Additional information about how certain policy charges work

Sales expenses and related charges

    The premium sales charges help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully covered by the annual administrative charge and the additional first year administrative charge may also be recovered from such other sources.

Method of deduction

    We deduct the monthly charges described in the section from your policy's investment options in proportion to the amount of cash value you have in each.

Other charges we could impose in the future

    We currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

    Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

DESCRIPTION OF CHARGES AT THE FUND LEVEL

    The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables and page 8) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

    The figures for the funds shown in the tables on page 8 are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

OTHER POLICY BENEFITS, RIGHTS AND LIMITATIONS

Optional benefit riders you can add

    When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. We may change rider premiums (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the following list of optional benefit riders:

 . Disability Benefit - Waiver of Premium Rider - This rider waives premiums for the policy during the total disability (as defined in the rider) of the insured person. If total disability begins prior to age 60, premiums will be waived for the duration of the policy so long as total disability continues. If total disability begins on or after age 60, premiums will be waived only up to the earlier of (i) age 65 or (ii) the cessation of total disability.

 . Fixed Accidental Death Benefit Rider - This rider provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Children's Insurance Benefit Rider - This rider covers children of the insured person at the time of application and children born or adopted after the rider is purchased. For coverage to begin on any child, he or she must be more than 14 days old and less than 15 years old. Coverage will continue until the earliest of (i) termination of the rider upon request, (ii) lapse of the policy, (iii) the insured person's 65th birthday, (iv) election to convert to permanent coverage on the child's 18th birthday, or (v) the child's 22nd birthday. Since we don't know which children are covered at any point in time, it is up to you to terminate the rider if it no longer suits your needs.

 . Applicant's Waiver of Premium Benefit Rider - This rider waives premiums for the policy during the total disability (as defined in the rider) of the applicant for the policy. If total disability begins prior to age 60, premiums will be waived for the duration of the policy so long as total disability continues. If total disability begins on or after age 60, premiums will be waived only up to the earlier of (i) age 65 or (ii) the cessation of total disability.

 . Indeterminate Premium YRT Rider on Insured and/or Spouse - This rider provides a level or decreasing amount of term insurance on the life of the insured person and/or the insured person's spouse. The benefit is payable if the person insured under the rider dies during the term period. In applying for this rider, you must choose the term period and whether the coverage amount is level or decreasing.

 . Initial Term Insurance Rider - This rider provides immediate coverage on the life of the insured person for term periods of one to eleven months prior to the policy's date of issue. The rider is for those who want to select a date of issue that is one to eleven months subsequent to the date of application.

Variations in policy terms

   Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Changes that we can make as to your policy

   We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

   In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

   . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

   . Combining or removing investment options

   . Changes in the form of organization of any separate account

   Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

   Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser. While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

   . Determine when and how much you invest in the various investment options

   . Borrow amounts you have in the investment options

   . Change the beneficiary who will receive the death benefit

   . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

   . Reduce the amount of insurance by surrendering part of the policy

   . Choose the form in which we will pay out the death benefit or other proceeds

   It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation Right

   You have the right to cancel your policy within the latest of the following periods:

   . 10 days after you receive it (this period may be longer in some states);

   . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right; or

   . 45 days after the date Part A of the application has been completed.

   This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to us at one of the addresses shown on the back cover, or to the JHVLICO representative who delivered the policy to you.

   In most states, you will receive a refund of any premiums you've paid. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

   At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit and cash value, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of transfers among investment options, policy loans, partial surrenders and certain other policy transactions.

   Semiannually we will send you a report containing the financial statements of the Series Fund, including a list of securities held in each fund.

Assigning your policy

   You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

   We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

      .   surrenders or partial surrenders

      .   change of beneficiary

      .   election of payment option for policy proceeds

      .   tax withholding elections

      .   election of telephone transaction privilege

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

      .   loans

      .   transfers of account value among investment options

      .   change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under
Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations " do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Fund's prospectus, or that the Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

FINANCIAL STATEMENTS REFERENCE

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of JHVLICO at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of the Account at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information and elsewhere in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

KEY WORD OR PHRASE                                                          PAGE
Account ............................................................          11
attained age .......................................................          19
beneficiary ........................................................           3
business day .......................................................          12
cash value .........................................................          15
charges ............................................................          18
Code ...............................................................          23
cost of insurance rates ............................................          18
death benefit ......................................................           3
deductions .........................................................          18
dividends ..........................................................          15
expenses of the Series Fund ........................................          19
Fixed Extended Term ................................................          14
full surrender .....................................................          17
fund ...............................................................          11
grace period .......................................................          14
guaranteed minimum death benefit ...................................          15
insurance charge ...................................................          18
insured person .....................................................           3
investment options .................................................           1
JHVLICO ............................................................          11
John Hancock Variable Series Trust .................................          11
lapse ..............................................................          14
loan ...............................................................          17
loan interest ......................................................          17
mortality and expense risk charge ..................................          19
optional benefits charge ...........................................          18
owner ..............................................................          20
Paid-Up Whole Life .................................................          14
partial surrender ..................................................          17
premium; premium payment ...........................................          13
prospectus .........................................................           2
receive; receipt ...................................................          23
reinstate; reinstatement ...........................................          14
SEC ................................................................          11
Separate Account U .................................................          11
Servicing Office ...................................................  Back Cover
special loan account ...............................................          17
subaccount .........................................................          11
Sum Insured ........................................................          15
surrender ..........................................................           3
surrender value ....................................................           3
tax considerations .................................................          23
telephone transfers ................................................          23
transfers of cash value ............................................          16
variable investment options ........................................          11
Variable Sum Insured ...............................................          15
we; us .............................................................          11
you; your ..........................................................          20

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.



                            JHVLICO SERVICING OFFICE

                  EXPRESS DELIVERY            MAIL DELIVERY
               529 Main Street (X-4)           P.O. Box 111
               Charlestown, MA 02129         Boston, MA 02117

                       PHONE:                      FAX:
                   1-800-732-5543             1-617-886-3048



     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


Investment Company Act File No. 811-3068